MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1998

                 MuniHoldings California Insured Fund III, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund III, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

               MuniHoldings California Insured Fund III, Inc., November 30, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings California Insured Fund III, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and California income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (September 25, 1998), the Common Stock of MuniHoldings California Insured Fund III, Inc. earned $0.147 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.35%, based on a month-end per share net asset value of $14.93. Over the same period, the total investment return on the Fund's Common Stock was +0.05%, based on a change in per share net asset value from $15.00 to $14.93, and assuming reinvestment of $0.077 per share income dividends.

For the period September 25, 1998 through November 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.49% for Series A and 3.08% for Series B.

The Municipal Market Environment

During the six months ended November 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 75 basis points (0.75%) to approximately 5% by the end of November.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt investments back to various world equity markets. US Treasury security yields rose through mid-November to approximately 5.375%. However, the resumption of the decline in foreign financial markets, particularly in Asia, as well as renewed concerns of additional US economic weakness, led to a further lowering of short-term interest rates by the Federal Reserve Board in mid-November. These factors pushed taxable interest rates lower for the remainder of the period to end November at 5.07%. During the six-month period ended November 30, 1998, long-term US Treasury bond yields declined approximately 70 basis points.

During much of the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of nearly 10% compared to the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended November 30, 1998, just under $60 billion in new long-term municipal bonds were underwritten, a decline of 10% compared to the same quarter a year ago. During the month of November, there were less than $20 billion in new municipal bond securities issued, a decline of over 8% compared to November 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended November 30, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined approximately 30 basis points to 5.09% by early October. Municipal bond yields then rose during the remainder of October and November and ended the period at 5.25%. Over the past six months, long-term tax-exempt bond yields declined approximately 15 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe-haven status enjoyed by US Treasury bonds caused municipal bond yields to rise relative to US Treasury bond yields. At November 30, 1998, long-term tax-exempt bond yields were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

Since the Fund's inception on September 25, 1998, our portfolio strategy has been to commit the proceeds of the Fund's initial offering to the long-term end of the California tax-exempt marketplace. The technical position of the California insured market was conducive to investing in current coupon securities that satisfied our initial yield targets once leverage was introduced through the issuance of the Fund's Preferred Stock. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.) Since the Fund's inception, we have slightly restructured the Fund's composition to better diversify the portfolio. We have not made any significant changes to our fundamental strategy.

Looking ahead, we plan to monitor economic data for signs that interest rates could reverse and head higher. However, the scenario for fixed-income securities remains positive. This is especially true for California insured municipal bonds, which are at historically attractive levels relative to taxable bonds. We are currently underweighting the portion of the Fund's net assets invested in uninsured paper in response to tight credit quality spreads. At November 30, 1998, 97% of the Fund's net assets were rated AAA with insurance.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

January 4, 1999


                                     2 & 3

               MuniHoldings California Insured Fund III, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face                                                                                 Value
STATE               Ratings  Ratings   Amount  Issue                                                                      (Note 1a)
==================================================================================================================================
California--101.0%  AAA      Aaa      $ 9,210  California Educational Facilities Authority Revenue Bonds (Stanford
                                               University), Series N, 5.20% due 12/01/2027                                $  9,404
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       20,000  California HFA, Home Mortgage Revenue Bonds, AMT, Series N, 5.25% due
                                               8/01/2029 (d)                                                                20,088
                    --------------------------------------------------------------------------------------------------------------
                                               California Health Facilities Finance Authority Revenue Bonds, Series A:
                    A        A2         4,000    (Catholic Healthcare West), 5% due 7/01/2028                                3,903
                    AAA      Aaa        2,700    Refunding (Adventist Health Systems), VRDN, 3.25% due 9/01/2028 (a)(b)      2,700
                    --------------------------------------------------------------------------------------------------------------
                                               California State Economic Development Financing Authority Revenue Bonds
                                               (California Independent Systems Project), VRDN (a):
                    AA-      Aa2          700    Series C, 3.75% due 4/01/2008                                                 700
                    A1+      VMIG1+       400    Series D, 3.75% due 4/01/2008                                                 400
                    --------------------------------------------------------------------------------------------------------------
                                               California State, GO, UT, Refunding Bonds:
                    AAA      Aaa        6,500    5% due 2/01/2023 (c)                                                        6,504
                    AAA      Aaa        2,000    Veterans Bonds, AMT, Series BH, 5.40% due 12/01/2016 (d)                    2,060
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,370  California State, Public Works Board, Lease Revenue Bonds (Various
                                               University of California Projects), Series C, 5.125% due 9/01/2022 (f)        4,411
                    --------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        5,000  California Statewide Community Development Authority, COP, RIB, 6.865%
                                               due 12/01/2015 (d)(e)                                                         5,477
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       15,000  Central Coast, California, Water Authority, Revenue Refunding Bonds
                                               (State Water Project Regional Facilities), Series A, 5% due
                                               10/01/2022 (f)                                                               15,010
                    --------------------------------------------------------------------------------------------------------------
                    AAA      NR*        2,750  Central Valley Financing Authority, California, Cogeneration Project
                                               Revenue Refunding Bonds (Carson Ice--Generation Project), 5.20% due
                                               7/01/2020 (b)                                                                 2,793
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,260  Clovis, California, Sewer Revenue Refunding Bonds, 5.20% due
                                               8/01/2028 (b)                                                                 4,365
                    --------------------------------------------------------------------------------------------------------------
                    AAA      NR*        5,000  Kern, California, Community College District, Refunding Bonds, COP, 5%
                                               due 1/01/2025 (b)                                                             5,004
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       10,000  Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                               5/15/2020 (b)                                                                10,277
                    --------------------------------------------------------------------------------------------------------------
                                               Los Angeles, California, Unified School District, GO (c):
                    AAA      Aaa        2,250    Series A, 5% due 7/01/2021                                                  2,252
                    AAA      Aaa        2,500    Series B, 5% due 7/01/2023                                                  2,502
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,500  Los Angeles County, California, Metropolitan Transportation Authority,
                                               Sales Tax Revenue Refunding Bonds, Property C, 2nd Senior-Series A, 5%
                                               due 7/01/2023 (f)                                                             2,502
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        6,000  Los Angeles County, California, Sanitation Districts Financing Authority
                                               Revenue Bonds (Capital Projects), Series A, 5.25% due 10/01/2019 (b)          6,117
                    --------------------------------------------------------------------------------------------------------------
                                               Riverside County, California, COP, Refunding Bonds (b):
                    AAA      Aaa        1,280    5% due 12/01/2018                                                           1,294
                    AAA      Aaa        3,530    5% due 12/01/2021                                                           3,533
                    --------------------------------------------------------------------------------------------------------------
                                               Sacramento, California, Cogeneration Authority, Cogeneration Project
                                               Revenue Refunding Bonds (b):
                    AAA      NR*        2,000    5% due 7/01/2018                                                            2,012
                    AAA      NR*        7,420    5.20% due 7/01/2021                                                         7,535
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,450  Sacramento, California, Municipal Utility District, Electric Revenue
                                               Refunding Bonds, Series L, 5.125% due 7/01/2022 (b)                           5,510
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       13,250  Sacramento County, California, Airport System Revenue Refunding Bonds,
                                               PFC, Sub-Series B, 5% due 7/01/2026 (c)                                      13,261
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,800  Salida, California, Area Public Facilities Financing Agency, Community
                                               Facilities District Refunding Bonds (Special Tax No. 1988-1), 5.25% due
                                               9/01/2028 (d)                                                                 5,958
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        7,440  San Diego, California, Convention Center Expansion Financing Authority,
                                               Lease Revenue Bonds, Series A, 4.75% due 4/01/2028 (f)                        7,222
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,950  San Diego, California, Public Facilities Financing Authority, Sewer
                                               Revenue Bonds, Series B, 5.25% due 5/15/2027 (c)                              3,029
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,500  San Diego County, California, Water Authority, Water Revenue Bonds, COP,
                                               Series A, 5% due 5/01/2022 (c)                                                2,502
                    --------------------------------------------------------------------------------------------------------------
                    AAA      A1         4,500  San Francisco, California, City and County Airport Commission,
                                               International Airport Revenue Bonds, AMT, Second Series, Issue 18A, 5%
                                               due 5/01/2019 (c)                                                             4,515
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        7,620  San Joaquin Hills, California, Transportation Corridor Agency, Toll Road
                                               Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (b)                    7,794
                    --------------------------------------------------------------------------------------------------------------
                                               San Jose, California, Unified School District, Santa Clara County,
                                               Capital Appreciation, GO, UT, Series B (c):
                    AAA      Aaa        4,810    5.15%** due 8/01/2022                                                       1,420
                    AAA      Aaa        4,930    5.15%** due 8/01/2023                                                       1,383
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,000  Santa Clara, California, Electric Revenue Refunding Bonds, Sub-Series A,
                                               5% due 7/01/2027 (f)                                                          3,002
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,000  Turlock, California, Irrigation District Revenue Refunding Bonds,
                                               Series A, 5% due 1/01/2026 (b)                                                2,002
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,200  University of California, Revenue Refunding Bonds (Multiple Purpose
                                               Projects), Series E, 5.125% due 9/01/2020 (b)                                 4,250
                    --------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,000  West Sacramento, California, Tax Allocation Revenue Bonds (West
                                               Sacramento Redevelopment Project), 5% due 9/01/2029 (b)                       5,004
==================================================================================================================================
                    Total Investments (Cost--$187,259)--101.0%                                                             187,695

                    Liabilities in Excess of Other Assets--(1.0%)                                                           (1,770)
                                                                                                                          --------
                    Net Assets--100.0%                                                                                    $185,925
                                                                                                                          ========
==================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (b)   MBIA Insured.
      (c)   FGIC Insured.
      (d)   FSA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (f)   AMBAC Insured.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
RIB      Residual Interest Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                     4 & 5

               MuniHoldings California Insured Fund III, Inc., November 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of November 30, 1998
=============================================================================================================================
Assets:                  Investments, at value (identified cost--$187,259,453) (Note 1a) ........                $187,695,455
                         Cash ...................................................................                      55,841
                         Receivables:
                           Interest .............................................................  $  2,528,507
                           Investment adviser (Note 2) ..........................................        17,812     2,546,319
                                                                                                   ------------
                         Deferred organization expenses (Note 1f) ...............................                      11,000
                                                                                                                 ------------
                         Total assets ...........................................................                 190,308,615
                                                                                                                 ------------
=============================================================================================================================
Liabilities:             Payables:
                           Securities purchased .................................................     3,868,257
                           Offering costs (Note 1f) .............................................       160,030
                           Dividends to shareholders (Note 1e) ..................................        46,179     4,074,466
                                                                                                   ------------
                         Accrued expenses and other liabilities .................................                     308,688
                                                                                                                 ------------
                         Total liabilities ......................................................                   4,383,154
                                                                                                                 ------------
=============================================================================================================================
Net Assets:              Net assets .............................................................                $185,925,461
                                                                                                                 ============
=============================================================================================================================
Capital:                 Capital Stock (200,000,000 shares authorized) (Note 4):
                           Preferred Stock, par value $.10 per share (2,960 shares of AMPS**
                           issued and outstanding at $25,000 per share liquidation preference) ..                $ 74,000,000
                           Common Stock, par value $.10 per share (7,496,989 shares issued and
                           outstanding) .........................................................  $    749,699
                         Paid-in capital in excess of par .......................................   110,706,071
                         Undistributed investment income--net ...................................       542,825
                         Accumulated realized capital losses on investments--net ................      (509,136)
                         Unrealized appreciation on investments--net ............................       436,002
                                                                                                   ------------
                         Total--Equivalent to $14.93 net asset value per Common Stock (market
                         price--$15.625)                                                                          111,925,461
                                                                                                                 ------------
                         Total capital ..........................................................                $185,925,461
                                                                                                                 ============
=============================================================================================================================

STATEMENT OF OPERATIONS

                         For the Period September 25, 1998+ to November 30, 1998
=============================================================================================================================
Investment               Interest and amortization of premium and discount earned ...............                $  1,425,547
Income (Note 1d):
=============================================================================================================================
Expenses:                Investment advisory fees (Note 2) ......................................  $    149,161
                         Commission fees (Note 4) ...............................................        25,925
                         Professional fees ......................................................         6,202
                         Accounting services (Note 2) ...........................................         5,553
                         Directors' fees and expenses ...........................................         4,020
                         Transfer agent fees ....................................................         2,829
                         Listing fees ...........................................................         2,388
                         Custodian fees .........................................................         1,979
                         Printing and shareholder reports .......................................         1,550
                         Pricing fees ...........................................................         1,044
                         Amortization of organization expenses (Note 1f) ........................            45
                         Other ..................................................................         3,207
                                                                                                   ------------
                         Total expenses before reimbursement ....................................       203,903
                         Reimbursement of expenses (Note 2) .....................................      (166,973)
                                                                                                   ------------
                         Total expenses .........................................................                      36,930
                                                                                                                 ------------
                         Investment income--net .................................................                   1,388,617
                                                                                                                 ------------
=============================================================================================================================
Realized & Unrealized    Realized loss on investments--net ..................                                        (509,136)
Gain (Loss) on           Unrealized appreciation on investments--net ........                                         436,002
Investments--Net                                                                                                 ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations                                    $  1,315,483
                                                                                                                 ============
=============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               For the Period
                                                                                                             Sept. 25, 1998+ to
                         Increase (Decrease) in Net Assets:                                                     Nov. 30, 1998
=============================================================================================================================
Operations:              Investment income--net ...........................................................      $  1,388,617
                         Realized loss on investments--net ................................................          (509,136)
                         Unrealized appreciation on investments--net ......................................           436,002
                                                                                                                 ------------
                         Net increase in net assets resulting from operations .............................         1,315,483
                                                                                                                 ------------
=============================================================================================================================
Dividends to             Investment income--net:
Shareholders               Common Stock ...................................................................          (572,998)
(Note 1e):                 Preferred Stock ................................................................          (272,794)
                                                                                                                 ------------
                         Net decrease in net assets resulting from dividends to shareholders ..............          (845,792)
                                                                                                                 ------------
=============================================================================================================================
Capital Stock            Proceeds from issuance of Preferred Stock ........................................        74,000,000
Transactions             Proceeds from issuance of Common Stock ...........................................       112,352,685
(Notes 1f & 4):          Offering and underwriting costs resulting from the issuance of Preferred Stock ...          (715,030)
                         Offering costs resulting from the issuance of Common Stock .......................          (281,890)
                                                                                                                 ------------
                         Net increase in net assets derived from capital stock transactions ...............       185,355,765
                                                                                                                 ------------
=============================================================================================================================
Net Assets:              Total increase in net assets .....................................................       185,825,456
                         Beginning of period ..............................................................           100,005
                                                                                                                 ------------
                         End of period* ...................................................................      $185,925,461
                                                                                                                 ============
=============================================================================================================================
                        *Undistributed investment income--net .............................................      $    542,825
                                                                                                                 ============
=============================================================================================================================

      **    Auction Market Preferred Stock.
      +     Commencement of operations.

            See Notes to Financial Statements.


                                     6 & 7

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                              For the Period
                                                                                                           Sept. 25, 1998+ to
                         Increase (Decrease) in Net Asset Value:                                              Nov. 30, 1998
=============================================================================================================================
Per Share                Net asset value, beginning of period .........................................          $      15.00
Operating                                                                                                        ------------
Performance:             Investment income--net .......................................................                   .19
                         Realized and unrealized gain on investments--net .............................                    --++++
                                                                                                                 ------------
                         Total from investment operations .............................................                   .19
                                                                                                                 ------------
                         Less dividends to Common Stock shareholders:
                           Investment income--net .....................................................                  (.08)
                                                                                                                 ------------
                         Capital charge resulting from issuance of Common Stock .......................                  (.04)
                                                                                                                 ------------
                         Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                             Investment income--net ...................................................                  (.04)
                             Capital charge resulting from issuance of Preferred Stock ................                  (.10)
                                                                                                                 ------------
                         Total effect of Preferred Stock activity .....................................                  (.14)
                                                                                                                 ------------
                         Net asset value, end of period ...............................................          $      14.93
                                                                                                                 ============
                         Market price per share, end of period ........................................          $     15.625
                                                                                                                 ============
=============================================================================================================================
Total Investment         Based on market price per share ..............................................                  4.70%+++
Return:**                                                                                                        ============
                         Based on net asset value per share ...........................................                   .05%+++
                                                                                                                 ============
=============================================================================================================================
Ratios to Average        Expenses, net of reimbursement ...............................................                   .14%*
Net Assets:***                                                                                                   ============
                         Expenses .....................................................................                   .75%*
                                                                                                                 ============
                         Investment income--net .......................................................                  5.12%*
                                                                                                                 ============
=============================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) .............          $    111,925
                                                                                                                 ============
                         Preferred Stock outstanding, end of period (in thousands) ....................          $     74,000
                                                                                                                 ============
                         Portfolio turnover ...........................................................                 28.69%
                                                                                                                 ============
=============================================================================================================================
Leverage:                Asset coverage per $1,000 ....................................................          $      2,513
                                                                                                                 ============
=============================================================================================================================
Dividends Per            Series A--Investment income--net .............................................          $         98
Share on Preferred                                                                                               ============
Stock Outstanding:       Series B--Investment income--net .............................................          $         86
                                                                                                                 ============
=============================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on October 19, 1998.
      +++   Aggregate total investment return.
      ++++  Amount is less than $.01 per share.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 25, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 17, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to


                                     8 & 9

               MuniHoldings California Insured Fund III, Inc., November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

(or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 25, 1998 to November 30, 1998, FAM earned fees of $149,161, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $17,812.

During the period September 25, 1998 to November 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") received underwriting fees of $555,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 25, 1998 to November 30, 1998 were $223,961,468 and $40,000,445, respectively.

Net realized losses for the period September 25, 1998 to November 30, 1998 and net unrealized gains as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                      Losses           Gains
--------------------------------------------------------------------------------
Long-term investments ............................  $(509,136)        $436,002
                                                    ---------         --------
Total ............................................  $(509,136)        $436,002
                                                    =========         ========
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $436,002, all of which is related to appreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $187,259,453.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period September 25, 1998 to November 30, 1998 increased by 7,490,322 from shares sold. Prior to September 25, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 1998 were as follows: Series A, 3.25% and Series B, 2.85%.

Shares issued and outstanding during the period September 25, 1998 to November 30, 1998 increased by 2,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 25, 1998 to November 30, 1998, MLPF&S, an affiliate of FAM, earned $16,448 as commissions.

5. Subsequent Event:

On December 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070134 per share, payable on December 30, 1998 to shareholders of record as of December 23, 1998.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      96.8%
AA/Aa .............................................................       2.1
Other+ ............................................................       2.1
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                    10 & 11

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MCF

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                    #HOLDCA III--11/98

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